                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec 1350), the undersigned, Daniel P. McCartney, Chief Executive Officer of Healthcare Services Group, Inc., a Pennsylvania corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 11-K for the year ended December 31, 2002 of Healthcare Services Group, Inc. Retirement Savings Plan (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                      /s/ Daniel P. McCartney
                                                      -------------------------
                                                      Daniel P. McCartney
                                                      Chief Executive Officer
                                                      June 27, 2003












                                      -13-